                                                                    EXHIBIT 99.1

     THE FOLLOWING DOCUMENT DOES NOT CONSTITUTE AN OFFER TO BUY, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES. THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE COMBINATION TRANSACTION WILL BE OFFERED ONLY PURSUANT TO A PROSPECTUS/PROXY STATEMENT INCLUDED IN A REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     ALL DORCHESTER HUGOTON UNITHOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROSPECTUS/PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE RELATED SOLICITATION/RECOMMENDATIONS THAT WILL BE PROVIDED
TO EACH UNITHOLDER REQUESTING SUCH UNITHOLDER'S VOTE, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. A COPY OF THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS, WHEN FINALIZED, WILL BE MAILED TO DORCHESTER HUGOTON UNITHOLDERS AND WILL BE AVAILABLE FROM DORCHESTER HUGOTON ON REQUEST. THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS WILL ALSO BE AVAILABLE ON THE INTERNET AT THE SECURITIES AND EXCHANGE COMMISSION'S WORLD WIDE WEB SITE AT HTTP://WWW.SEC.GOV.

     Dorchester Hugoton and its General Partners, and their respective directors and/or officers, as applicable, may be deemed under the Rules of the Securities and Exchange Commission to be "participants in the solicitation" of proxies from the security holders of Dorchester Hugoton in favor of the transaction. SECURITY HOLDERS OF DORCHESTER HUGOTON MAY OBTAIN INFORMATION REGARDING THE INTERESTS OF THE "PARTICIPANTS IN THE SOLICITATION" BY READING THE PROSPECTUS.

                      NEWS RELEASE Dorchester Hugoton, Ltd.

Release Date:    December 14, 2001                             Suite 600 - LB 48
                                                             1919 S. Shiloh Road
Contact:         James E. Raley                            Garland, Texas  75042
                                                                  (972) 864-8610
--------------------------------------------------------------------------------

             DORCHESTER HUGOTON, LTD. ANNOUNCES AGREEMENT TO COMBINE

         DALLAS, TEXAS - December 14, 2001 -- Dorchester Hugoton, Ltd. (NASDAQ - DHULZ) announced today the signing of definitive transaction documents to transfer its assets in exchange for securities of a newly formed, publicly traded limited partnership called Dorchester Minerals, L.P. As previously announced, Dorchester Minerals will result from the nontaxable combination of Dorchester Hugoton, Ltd., Republic Royalty Company, Spinnaker Royalty Company, and affiliated partnerships and oil and gas properties. Dorchester Minerals' objective will be to distribute quarterly all cash beyond that required to pay costs and fund reasonable reserves. Dorchester Minerals' general partner will be a newly formed limited partnership owned by the general partners of Dorchester Hugoton, Republic Royalty and Spinnaker Royalty. No management fees will be charged by the general partner to Dorchester Minerals, and its expense reimbursement will be limited to 5% of net cash flow for the preceding 12 months, with a 3-year limit on carry-forwards.

         Republic Royalty and Spinnaker Royalty are privately held, Dallas, Texas based partnerships that own oil and gas mineral and royalty interests in 26 states, which include interests in 395,000 net acres that are approximately 75% undeveloped and interests in over 10,000 producing wells. Unlike Dorchester Hugoton, Republic Royalty and Spinnaker Royalty do not operate oil and gas properties, but instead manage their ownership of oil and gas, thus collecting both royalties from numerous third parties who do operate and bonus payments from numerous third parties who seek mineral leases of Republic Royalty's and Spinnaker Royalty's undeveloped oil and gas interests. It is expected that future activity on the Republic and Spinnaker properties will cause Dorchester Minerals' net oil and gas production volumes and reserves to become more royalty oriented and less production oriented than Dorchester Hugoton because of the large amount of undeveloped property owned by Spinnaker Royalty and Republic Royalty. Republic and Spinnaker have identified 647 wells that have been drilled and completed on their properties since the beginning of 1998, which wells are located in 108 counties and parishes in 12 states. This activity, along with other factors, has increased Republic and Spinnaker's oil and gas reserves. Current Republic Royalty and Spinnaker Royalty production is approximately 70% natural gas and 30% crude oil. Estimated proved developed producing reserves at January 1, 2001 (SEC basis) were 37 bcf equivalent for Republic Royalty and affiliated partnerships and 18 bcf equivalent for Spinnaker Royalty. Year 2000 cash flows from operations were approximately $30 million for Republic and Spinnaker combined and approximately $24.4 million for the first nine months of 2001.

         Dorchester Hugoton is a publicly held, Dallas area based partnership that produces only natural gas from owned and operated working interests solely in the Hugoton field in Kansas and Oklahoma, which includes 81,300 net acres with 135 net producing wells. Dorchester Hugoton's estimated proved developed producing reserves at January 1, 2001 (SEC basis) were 54 bcf. Dorchester Hugoton's year 2000 cash flows from operations were approximately $18 million and approximately $19.3 million for the first nine months of 2001.

         Under the provisions of the definitive transaction documents, each common unit (share) of Dorchester Hugoton will be replaced by a unit of Dorchester Minerals and Dorchester Minerals will be owned 39% by former owners of Dorchester Hugoton, Ltd. and 61% by former owners of Republic Royalty (and its affiliated partnerships and property interest holders) and by former owners of Spinnaker Royalty. The general partnership

                                     -more-

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DORCHESTER HUGOTON, LTD. ANNOUNCES AGREEMENT TO COMBINE
PAGE 2 OF 2

interest in Dorchester Minerals will entitle the general partner to a 1% interest in the properties to be acquired from Dorchester Hugoton and a 4% partnership interest in those properties acquired from Republic Royalty, Spinnaker Royalty and Republic's affiliated partnerships and interests and the New Partnership's other properties. Additionally, the general partner of Dorchester Minerals will assume the working interest owner's obligations subject to a 96.97% net profits interest held by Dorchester Minerals in those properties acquired from Dorchester Hugoton, so that those properties will not generate unrelated business taxable income.

         The combination is subject to a number of conditions including (1) approval by a majority of Dorchester Hugoton unitholders, (2) approvals by the owners of Spinnaker Royalty and Republic Royalty and affiliated partnerships and interest holders, and (3) filings with and/or clearances by various securities and other governmental authorities. Each participant, including Dorchester Hugoton, will distribute to its unitholders and partners all cash not needed for severance payments, merger costs, and working capital. Dorchester Hugoton's cash currently available for distribution is estimated in excess of $22 million prior to such costs.

         THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE PROPOSED TRANSACTION WILL BE OFFERED ONLY PURSUANT TO A PROSPECTUS/PROXY STATEMENT INCLUDED IN A REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         ALL DORCHESTER HUGOTON UNITHOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROSPECTUS/PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE RELATED SOLICITATION/RECOMMENDATIONS THAT WILL BE PROVIDED TO EACH UNITHOLDER REQUESTING SUCH UNITHOLDER'S VOTE, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. A COPY OF THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS, WHEN FINALIZED, WILL BE MAILED TO DORCHESTER HUGOTON UNITHOLDERS AND WILL BE AVAILABLE FROM DORCHESTER HUGOTON ON REQUEST. THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS WILL ALSO BE AVAILABLE ON THE INTERNET AT THE SECURITIES AND EXCHANGE COMMISSION'S WORLD WIDE WEB SITE AT HTTP://WWW.SEC.GOV.

         Dorchester Hugoton and its General Partners, and their respective directors and/or officers, as applicable, may be deemed under the Rules of the Securities and Exchange Commission to be "participants in the solicitation" of proxies from the security holders of Dorchester Hugoton in favor of the transaction. SECURITY HOLDERS OF DORCHESTER HUGOTON MAY OBTAIN INFORMATION REGARDING THE INTERESTS OF THE "PARTICIPANTS IN THE SOLICITATION" BY READING THE PROSPECTUS/PROXY STATEMENT RELATING TO THE TRANSACTION WHEN IT BECOMES AVAILABLE.

         Certain statements in this news release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance and achievement of Dorchester Hugoton, Republic Royalty or Spinnaker Royalty to be materially different from any future results, performance or achievement expressed or implied by such forward-looking statements.

         Dorchester Hugoton, Ltd. is a Dallas area based producer of natural gas and its Depositary Receipts trade on the Nasdaq Stock Market under the symbol DHULZ.

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